EXHIBIT 10.4
                                                                    ------------

Consulting Agreement between Humana Trans Services Group, Ltd. and Riggs & Associates

                              CONSULTING AGREEMENT


THIS AGREEMENT made as of April 22, 2002 between GEORGE L. RIGGS, III, of Riggs & Associates (the "Consultant") and Humana Trans Services Group, Ltd., (the "Company").


IN CONSIDERATION OF the mutual covenants, terms and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. SERVICES. The Consultant shall, during the Term (as defined below) provide the following services (the "Services") to the Company, at such times as the Company may reasonably request:

               Assistance in the preparation of Amendments to Form SB-2 to be filed with the Security and Exchange Commission including related regulatory, financial reporting and accounting, and other business consulting.

     2. COMPENSATION. The Company shall pay to the Consultant the sum of 50,000 shares of common stock. The Company shall reimburse the Consultant for all reasonable expenses incurred in connection with this Agreement.

          The Consultant shall submit monthly invoices to the Principal for its compensation and related expenses.

     3. TERM. This Agreement shall commence on April 23, 2002 and shall remain in effect until the effectiveness of form SB-2 with the SEC, which ever comes first (the "Term"), provided that the parties may, in writing, agree to extend the Term. Notwithstanding the foregoing, this Agreement may be terminated at any time at the option of one party, upon the failure of the other party to comply with the covenants, terms and agreements of this Agreement and upon notice of such failure to such other party.

          Upon any termination of this Agreement, the Consultant shall deliver to the Company any information which has been developed, maintained or copied by the Consultant in furtherance of this Agreement, or which may contain Confidential information, including, but not limited to files, lists, plans, papers, documents, or any electronic media. The Consultant shall secure all such written or descriptive matter in files at all times to prevent their loss or unauthorized disclosure, and to segregate Confidential Information at all times from the material of others.

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     4.   RIGHTS IN DATA.

          a. All of the items prepared for or submitted to the Company under this Agreement (the "Items") shall belong exclusively to the Company. HOWEVER, IT IS UNDERSTOOD THAT ALL INFORMATION PROVIDED BY THE COMPANY TO THE CONSULTANT IS THE RESPONSIBILITY OF MANAGEMENT OF THE COMPANY AS TO THE ACCURACY AND RELIABILITY OF THAT INFORMATION.

          b. To the extent that any pre-existing materials are contained in the Items, the Consultant grants to the Principal an irrevocable, non-exclusive right to (i) use, execute, reproduce, display, perform, distribute (internally or externally) copies of, and prepare derivative works based upon the Items and (ii) authorize others to do any, some or all of the foregoing. HOWEVER, PRIOR TO DISTRIBUTION OF SUCH ITEMS, THE COMPANY AGREES TO NOTIFY THE CONSULTANT AS TO THE INTENDED USE OF SUCH DISTRIBUTION AND THE CONSULTANT SHALL HAVE THE RIGHT TO REVIEW ALL DRAFTS OF SUCH INFORMATION PRIOR TO DISTRIBUTION.

          c. The Consultant shall have the right to publish any information resulting from its performance under this Agreement in a manner which preserves the Company's right in the Items, after obtaining the Company's prior written approval, which approval shall not be unreasonably withheld; provided that any such approval may be conditional upon reasonable alterations or deletions to ensure that Confidential Information is not published.

          d. No license or right is granted to the Consultant either expressly or by implication, estoppels or otherwise, to publish, reproduce, prepare derivative works based upon, distribute copies of, publicly display, or perform, any of the Items, except pre-existing materials of the Consultant or information available through the public domain, either during the Term or after termination of this Agreement.

     5. NOTICES. All notices, requests, demands or other communications required by this Agreement or desired to be given or made by either of the parties to the other hereto shall be given or made by personal delivery or by mailing the same in a sealed envelope, postage prepaid, registered mail, return receipt requested, and addressed to the parties at their respective addresses set forth above or to such other address as may, from time to time, be designated by notice given in the manner provided in this paragraph. Any notice or communication mailed as aforesaid shall be deemed to have been given and received on the third business day next following the date of its mailing. Any notice or writing delivered to a party hereto shall be deemed to have it been given and received on the day it is delivered, provided that if such day is not a business day, then the notice or communication shall be deemed to have been given and received on the business day next following such date.

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     6.   COMPLIANCE WITH LAWS. The Consultant agrees that it will comply with all applicable laws, ordinances, regulations and codes in the performance of its obligations under this Agreement, including the procurement of permits and certificates where required.

     7. ENTIRE AGREEMENT. This Agreement sets forth the entire Agreement between the parties hereto in connection with the subject matter hereof. No alteration, amendment or qualification of this Agreement shall be valid unless it is in writing and is executed by both of the parties hereto.

     8. SEVERABILITY. If any paragraph of this Agreement or any portion thereof is determined to be unenforceable or invalid by the decision of any court by competent jurisdiction, which determination is not appealed or appeal able, for any reason whatsoever, such unenforceability or invalidity shall not invalidate the whole Agreement, but the Agreement shall be construed as if it did not contain the particular provision held to be invalid and the rights and obligations of the parties shall be construed and enforced accordingly.

     9. FURTHER ASSURANCES. The parties hereto covenant and agree that each shall and will, upon reasonable request of the other, make, do, execute or cause to be made, done or executed, all such further and other lawful acts, deeds, things, devices and assurances whatsoever for the better or more perfect and absolute performance of the terms and conditions of the this Agreement.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.10.

     11. RELATIONSHIP. The Consultant shall perform the Services as an independent contractor. Nothing contained in this Agreement shall be deemed to create any association, partnership, joint venture, or relationship of principal and agent or employer and employee between the parties hereto or to provide either party with the right, power or authority, whether express or implied, to create any such duty or obligation on behalf of the other party. The Consultant also agrees that it will not hold itself out as an affiliate of or partner, joint venturer, co-principal or co-employer with the Company, by reason of the Agreement and that the Consultant will not knowingly permit any of its employees, agents or representatives to hold themselves out as, or claim to be, officers or employees of the Company by reason of the Agreement.

     12. CONSTRUCTION. In this Agreement, except as otherwise expressly provided, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be read and construed as agreeing with the required word and pronoun.

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     13.  HEADINGS. The division of this Agreement into paragraphs and the use of headings are for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.



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Witness                             George L. Riggs, III
                                    Riggs & Associates LLC

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                                    James Zimbler
                                    President
                                    Humana Trans Services Group Inc.